                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       OCTOBER 29, 2001 (OCTOBER 26, 2001)




                          CHESAPEAKE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)

              OKLAHOMA                                 1-13726                              73-1395733
--------------------------------                ---------------------            ---------------------------------
    (State or other jurisdiction                (Commission File No.)            (IRS Employer Identification No.)
          of incorporation)


   6100 NORTH WESTERN AVENUE,  OKLAHOMA CITY,  OKLAHOMA                                     73118
----------------------------------------------------------------                          ----------
        (Address of principal executive offices)                                          (Zip Code)


                                 (405) 848-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

         On October 26, 2001, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing pricing on $250 million of 8.375% Senior Notes due 2008. A copy of the press release is filed with this Form 8-K as Exhibit 99 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on October 26, 2001.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CHESAPEAKE ENERGY CORPORATION



                                     BY: /s/ AUBREY K. MCCLENDON
                                        ----------------------------------------
                                                AUBREY K. MCCLENDON
                                              Chairman of the Board and
                                               Chief Executive Officer


Dated: October 29, 2001

                                  EXHIBIT INDEX


EXHIBIT
NUMBER           DESCRIPTION
------           -----------
99               Press Release issued by the Registrant on October 26, 2001.